Exhibit 10.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR TO ANY “U.S. PERSON,” AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING ACQUISITION OF THE SECURITY BY THE HOLDER THEREOF. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

UNSECURED CONVERTIBLE PROMISSORY NOTE

Issuance Date: February 3 , 2025	Principal Amount: U.S. $3,500,000.00

FOR VALUE RECEIVED, Mercurity Fintech Holding Inc., an exempted company with limited liability organized under the laws of the Cayman Islands (“Borrower”), promises to pay to Viner Total Investments Fund or its successors or assigns (“Lender”), US$3,500,000.00 and interest on the Principal Amount at the rate of five percent (5%) per annum simple interest from the Issuance Date, both of which shall be paid on the date that is twelve (12) months after the Issuance Date (and if such date is not a Business Day, the next Business Day) (the “Maturity Date”) in accordance with the terms set forth herein. All interest calculations hereunder shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in accordance with the terms of this Note. This Note is issued pursuant to that certain Securities Purchase Agreement dated [_02/03__], 2025, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and in the Purchase Agreement.

1. Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) accrued and unpaid interest, and thereafter, to (b) principal amount.

2. Prepayment. This Note may be prepaid by the Borrower at any time prior to the Maturity Date.

3. Conversions. Lender has the right during two selected periods before the Maturity Date, being the fifteen-day period preceding the calendar date six months after the Issuance Date (the “First Election Period”), as well as the fifteen-day period preceding the Maturity Date (the “Second Election Period”), at its election, to convert (such conversion is referred to herein as the “Conversion”) all or any portion of the Principal Amount but excluding all interest into fully paid and non-assessable Ordinary Shares (“Conversion Shares”) as per the following conversion formula: the number of Conversion Shares equals the amount of the Principal Amount being converted (the “Conversion Amount”) divided by the Conversion Price. Conversion notices in the form attached hereto as Appendix A (each, a “Conversion Notice”) may be effectively delivered to Borrower by any method set forth in the “Notices” section of the Purchase Agreement, and all Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Conversion Shares from any Conversion to Lender in accordance with Section 8 below. In the event that the Lender converts the Principal Amount, then the Borrower shall remain obligated to repay any portion of the accrued but unpaid interest on this Note, but no interest shall continue to accrue on the Note following the date of the Conversion.

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4. Defaults. The following are events of defaults under this Note (each, a “Default Event”): (a) the Borrower fails to pay timely any of the principal amount of or any accrued interest or other amounts due under this Note on the date the same becomes due and payable; (b) the Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or (c) an involuntary petition is filed against the Borrower (unless such petition is dismissed or discharged within ninety (90) days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Borrower).

5. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

6. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7. Rights Upon Issuance of Securities. Without limiting any provision hereof, if Borrower at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding Ordinary Shares into a greater number of Ordinary Shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Issuance Date combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding Ordinary Shares into a smaller number of Ordinary Shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

8. Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), Borrower shall deliver to Lender or its designee (as designated in the Conversion Notice) a book-entry account statement representing the Conversion Shares, or a certificate via reputable overnight courier representing the number of Ordinary Shares equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. With respect to such Conversion Shares, the restricted securities legend shall read as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR TO ANY “U.S. PERSON,” AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING ACQUISITION OF THE SECURITY BY THE HOLDER THEREOF. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THESE SECURITIES IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

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9. Opinion of Counsel. In the event that an opinion of counsel is needed for any Conversion under this Note, or to cause such shares to be issued without a restrictive legend, Lender has the right to have any such opinion provided by its counsel.

10. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

11. Cancellation. After repayment or conversion of the entire Principal Amount, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

12. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

13. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any Conversion Shares issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower, so long as such transfer is in accordance with applicable federal and state securities laws.

14. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

15. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Issuance Date.

BORROWER:
Mercurity Fintech Holding Inc.

By:	/s/ Shi Qiu
Shi Qiu
Chief Executive Officer

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:
Viner Total Investments Fund

By:

[Signature Page to Convertible Promissory Note]

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1. “Ordinary Shares” means Borrower’s Ordinary Shares, par value $0.004 per share.

A2. “Conversion Price” means the Market Price, but in no event shall the Conversion Price be less than the Floor Price.

A3. “Floor Price” means $[_1.402_] per share.

A4. “Market Price” equals 90% of the closing price, pursuant to Nasdaq.com, of the Borrower’s Ordinary Shares on the Trading Day immediately preceding the date of the Conversion Notice.

A5. “Trading Day” means any day on which Nasdaq (or such other principal market for the Ordinary Shares) is open for trading.

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APPENDIX A

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Mercurity Fintech Holding Inc., a Cayman Islands exempted company (the “Borrower”), pursuant to that certain Unsecured Convertible Promissory Note made by Borrower in favor of Lender on , 2025 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable Ordinary Shares of Borrower as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion: _________________

B.	Conversion Amount: _________________

C.	Conversion Price: _________________

D.	Number of Conversion Shares: _________________ (B divided by C)

Please issue the Conversion Shares in the name of the following:

Name:

Email:

Phone Number:

Address:

Tax ID (if applicable):

Lender:

Viner Total Investments Fund

By:
Name:
Title: